Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Peter Hewitt, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the annual report on Form 10-K of Northumberland Resources Inc. for the year ended December 31, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Northumberland Resources Inc.

Date: April 16, 2012

/s/Peter Hewitt

Peter Hewitt

Chief Financial Officer, Secretary and Director

(Principal Financial Officer and Principal Accounting Officer)